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                                                               EXHIBIT 10.145


THE OPTION REPRESENTED BY THIS CERTIFICATE AND THE SHARES OF COMMON STOCK ISSUABLE UPON THE EXERCISE OF THE OPTION HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR REGISTERED OR QUALIFIED UNDER THE SECURITIES LAWS OF ANY STATE AND THUS MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED UNLESS REGISTERED UNDER THAT ACT AND REGISTERED OR QUALIFIED UNDER APPLICABLE SECURITIES LAW OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION OR QUALIFICATION IS AVAILABLE.







               OPTION TO PURCHASE 40,000 SHARES OF COMMON STOCK OF
                      POLLUTION RESEARCH AND CONTROL CORP.

                              FROM JANUARY 7, 1998
           VOID AFTER 5:00 P.M., LOS ANGELES TIME, ON JANUARY 6, 2002



         This certifies that Paul Richardson or registered assigns, is entitled, subject to the terms set forth below, to purchase from Pollution Research and Control Corp., a California corporation (the "Company"), the above number of fully paid and nonassessable shares of Common Stock of the Company ("Common Stock") at a purchase price of $1.10 per share ("Purchase Price").

         This Option is exercisable from January 7, 1998 to and including 5:00 p.m., Los Angeles time, on January 6, 2002.

Registered Owner:                           Paul Richardson

Purchase Price:                             $ 1.10 per Share




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                                OPTION AGREEMENT


                  This Option Agreement (the "Agreement") is made and entered into effective as of August 6, 1996 by and between Pollution Research and Control Corp., a California corporation ("PRCC") and Paul Richardson ("Optionee").
                  WHEREAS, Optionee has been providing valuable services as recognized by the Company's Board of Directors to PRCC and PRCC is desirous of having Optionee continue to provide such services to it; and

                  WHEREAS, PRCC is willing to grant Optionee an option to purchase up to an aggregate of 40,000 shares of the no par value common stock of PRCC (the "Common Stock") under the terms and conditions set forth below.

                  NOW, THEREFORE, the parties agree as follows:

                  1. GRANT OF OPTION. PRCC hereby grants to Optionee, as a matter of separate agreement and not in lieu of other compensation for services, the right and option (the "Option") to purchase on the terms and conditions set forth in this Agreement all or any part of up to an aggregate of 20,000 shares of Common Stock (the "Option Shares").

                  2. OPTION PRICE. At any time when shares of Common Stock are to be purchased pursuant to the Option, the purchase price for each Option share shall be $1.10 (the "Option Price"), and for purposes of record, the bid market price on this date is .94 cents.

                  3. OPTION PERIOD. The option period shall commence on January 7, 1998 (the "Date of Grant") and shall terminate four (4) years from the Date of Grant.

                  4. EXERCISE OF OPTION. The Option may be exercised in whole or in part at any time by delivering to the Chief Financial Officer of PRCC (a) a Notice and Agreement of Exercise of Option, substantially in the form attached hereto as Exhibit "A," specifying the number of Option Shares with respect to which the Option is exercised, and (b) full payment of the Option Price for such Shares.

                  5. SECURITIES LAWS REQUIREMENTS. The Option Shares have not been registered under the Securities Act of 1933, as amended (the "Act"), and no Shares may be sold, offered for sale, transferred, pledged, hypothecated or otherwise disposed of except in compliance with the Act and any other applicable federal and state securities laws. Additionally, the Option and the Option Shares have not been qualified under the California Securities Law of 1968, as amended (the "California Law"). PRCC has no obligation to register the Option shares under the Act or qualify the Option Shares under the California Law. Optionee acknowledges that he is aware that Rule 144 of the General Rules and Regulations under the Act ("Rule 144") affords a limited exemption from registration for the public resale of registered securities and under the terms of Rule 144 as currently in effect, the Shares received by Optionee may be sold to the public without registration only after a period of two (2) years has elapsed from the exercise date of the Option and then only in compliance with all other requirements of Rule 144 and the Act. Optionee hereby acknowledges, represents, warrants and agrees as follows:

                           (a) That the Option and the Option Shares are not
registered under the Act or qualified under the California Law, and the Option Shares shall be, acquired solely for the account




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of Optionee for investment purposes only and with no view to their resale or other distribution of any
kind;

                           (b) Neither the Option nor any Option Share shall be
sold or otherwise distributed in violation of the Act, the California Law or any other applicable federal or state securities law;

                           (c) His overall commitment to investments that are
not readily marketable is not disproportionate to his net worth, and his investment in PRCC will not cause such overall commitment to become excessive;

                           (d) He has the financial ability to bear the economic
risk of his investment, has adequate means of providing for his current needs and personal contingencies, and has no need for liquidity in his investment in PRCC;

                           (e) He either: (i) has a preexisting personal or
business relationship with PRCC or its officers, directors or controlling persons, or (ii) has evaluated the business of PRCC and the high risks of investing in PRCC, the competitive nature of the business in which PRCC is engaged, and has the business or financial experience or has business or financial advisors who are unaffiliated with, and not compensated by, PRCC and protect his interests in connection with the transaction;

                           (f) He has been given the opportunity to review all
books, records and documents of PRCC and to ask questions and receive answers from PRCC concerning PRCC's business, to obtain additional information necessary to verify the accuracy of the information he has desired in order to evaluate his investment, and to consult with such attorneys, accountants and other advisors as he has desired;

                           (g) His residence set forth below is his true and
correct residence, and he has no present intention of becoming a resident or domiciliary of any other state of jurisdiction;

                           (h) In making the decision to accept the Option
and/or purchase the Option Shares, he has relied solely upon independent investigations made by or on behalf of him;


                           (i) No federal or state agency has made any finding
or determination as to the fairness of an investment in PRCC; and

                           (j) He understands that all the representations and
warranties made by him herein, and all information furnished by him to PRCC, is true, correct and complete in all respects.

                  6. Optionee hereby acknowledges that he understands the meaning and legal consequences of the representations, warranties and covenants contained herein and that PRCC has relied on the representations made by Optionee in paragraph 5 hereof in granting this Option, and Optionee agrees to indemnify and hold harmless PRCC and its officers, directors, controlling persons, attorneys, agents and employees from and against any and all loss, damage or liability, together with all costs and expenses (including attorneys' fees and disbursements) which any of them may incur by reason of any breach and any representation, warranty, covenant or agreement contained herein. All representations, warranties, covenants and agreements, and the indemnification contained herein shall survive the grant of the Option and the issuance of the Option Shares by PRCC.

                  7. LEGEND OF CERTIFICATES. All Option Shares issued pursuant to this Agreement shall be subject to the provisions of this Agreement and the certificates representing such Option Shares shall bear the following legend or language substantially equivalent thereto:





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        "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN
        REGISTERED OR QUALIFIED UNDER FEDERAL OR STATE SECURITIES LAWS. THE SHARES MAY NOT BE OFFERED FOR SALE, SOLD, PLEDGED OR OTHERWISE TRANSFERRED UNLESS SO REGISTERED OR QUALIFIED OR UNLESS AN EXEMPTION EXISTS, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE SATISFACTION OF THE COMPANY."

                  8. Transferability of Option. The Option shall not be transferable except by the laws of descent and distribution and any attempt to do so shall void the Option.

                  9. ADJUSTMENT. The Option Price and the number and kind of Option Shares shall be subject to corresponding adjustment in the event of any change in the Common stock by reason of any reclassification, recapitalization, split-up, combination, exchange of shares, readjustment or stock dividend, in like manner as if such Option Shares had been issued and outstanding, fully paid and non-assessable at the time of such occurrence.

                  10. PRIVILEGE OF OWNERSHIP. Optionee shall not have any of the rights of a shareholder with respect to the shares covered by the Option except to the extent that one or more certificates for such Shares shall be delivered to his upon one (1) or more exercises of the Option.

                  11. NOTICES. Any notices required or permitted to be given under this Agreement shall be in writing and they shall be deemed to have been given upon personal delivery or two (2) business days after mailing the notice by postage, registered or certified mail. Such notice shall be addressed to the party to be notified as shown below:

                  PRCC:                     POLLUTION RESEARCH AND CONTROL CORP.
                                            506 Paula Avenue
                                            Glendale, CA  91201
                                            Attn:             President

                  OPTIONEE:                 Paul Richardson
                                            225 Brent Lane
                                            Pensacola, Fl 32503

                  Any party may change its address for purposes of this Section by giving the other party written notice of the new address in the manner set forth above.

                  12. GENERAL PROVISIONS. This Agreement:

                           (a) Contains the entire agreement between PRCC and
Optionee regarding options of PRCC to Optionee and supersedes all prior communications, oral or written;

                           (b) Shall not be construed to give Optionee any
rights as to PRCC or the Common Stock, except as specifically provided herein;

                           (c) May not be amended nor may any rights hereunder
be waived except by an instrument in writing signed by the party sought to be charged with such amendment or waiver;

                           (d) Shall be construed in accordance with, and
governed by, the laws of the State of California; and




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                           (e) Shall be binding upon and shall inure to the
benefit of PRCC and Optionee, and their respective successors and assigns, except that Optionee shall not have the right to assign or otherwise transfer his rights hereunder to any person.

                  IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

                                          PRCC:

                                          POLLUTION RESEARCH AND CONTROL
                                          CORP., a California corporation

                                          By:   /s/ Albert E. Gosselin, Jr.
                                             -----------------------------------
                                          Albert E. Gosselin, Jr.,
                                          President and Chief Executive Officer

                                          OPTIONEE:

                                          /s/Paul Richardson
                                          --------------------------------------





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                                    EXHIBIT A

                     To Pollution Research and Control Corp.

                   NOTICE AND AGREEMENT OF EXERCISE OF OPTION


                  I hereby exercise the Option granted to me by POLLUTION RESEARCH AND CONTROL CORP., a California corporation ("PRCC"), dated as of _______________________________ as to _______________ shares of PRCC's no par value Common Stock.

                  Enclosed are the documents and payment specified in Paragraph 4 of my Agreement regarding the Option.

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